                                                                                                           EXHIBIT 10

                                         NAVISTAR INTERNATIONAL CORPORATION
                                            AND CONSOLIDATED SUBSIDIARIES
                                         ----------------------------------
                                                 MATERIAL CONTRACTS

The following documents of Navistar International Corporation are filed herewith.

                                                                                                 Form 10-Q Page
                                                                                                 --------------------

10.31*       Navistar 1994 Performance Incentive Plan, as amended                                        E-9

10.32*       Navistar  1998  Supplemental  Stock  Plan,  as  amended  and  supplemented  by the          E-18
             Restoration Stock Option Program

10.33*       Board of Directors resolution regarding director's annual retainer                          E-23

10.34*       Navistar Non-Employee Director's Deferred Fee Plan                                          E-24

10.35*       Executive  Severance  Agreement between J. R. Horne and the company dated June 16,          E-29
             1997

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*    Indicates a management  contract or compensatory plan or arrangement  required to be filed as an exhibit to this report pursuant to Item 14(c).

                                                         E-6